                                                                      EXHIBIT 99


                          CONSENT OF PROPOSED DIRECTOR


     I consent to having my name listed as a proposed director under the caption "Management" in the Registration Statement on Form S-1 and related Prospectus of Conoco Inc.




                                        /s/ WILLIAM K. REILLY
                                        -------------------------------
                                        Name: William K. Reilly
                                        Date: August 5, 1998

                          CONSENT OF PROPOSED DIRECTOR


     I consent to having my name listed as a proposed director under the caption "Management" in the Registration Statement on Form S-1 and related Prospectus of Conoco Inc.




                                        /s/ RUTH R. HARKIN
                                        -------------------------------
                                        Name: Ruth R. Harkin
                                        Date: August 5, 1998

                          CONSENT OF PROPOSED DIRECTOR


     I consent to having my name listed as a proposed director under the caption "Management" in the Registration Statement on Form S-1 and related Prospectus of Conoco Inc.




                                        /s/ FRANKLIN A. THOMAS
                                        -------------------------------
                                        Name: Franklin A. Thomas
                                        Date: July 30, 1998

                          CONSENT OF PROPOSED DIRECTOR


     I consent to having my name listed as a proposed director under the caption "Management" in the Registration Statement on Form S-1 and related Prospectus of Conoco Inc.




                                        /s/ FRANK A. MCPHERSON
                                        -------------------------------
                                        Name: Frank A. McPherson
                                        Date: August 5, 1998

                          CONSENT OF PROPOSED DIRECTOR


     I consent to having my name listed as a proposed director under the caption "Management" in the Registration Statement on Form S-1 and related Prospectus of Conoco Inc.




                                        /s/ WILLIAM R. RHODES
                                        -------------------------------
                                        Name: William R. Rhodes
                                        Date: August 5, 1998